Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name: Office Properties Income Trust, et al. [1]	Petition Date: October 30, 2025
Case Number: 25-90530 (CML)

AMENDED GLOBAL NOTES AND STATEMENTS OF LIMITATIONS,
METHODOLOGY, AND DISCLAIMERS REGARDING DEBTORS’ MONTHLY
OPERATING REPORT

The accompanying amended Monthly Operating Report (the “MOR”) has been prepared by Office Properties Income Trust and its debtor affiliates, as debtors and debtors in possession (collectively, the “Debtors”) in the above-captioned chapter 11 cases (the “Chapter 11 Cases”). On October 30, 2025 (the “Petition Date”), the Debtors commenced these Chapter 11 Cases by filing voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). These Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered under Case No. 25-90530 (CML). The Debtors are authorized to operate their business as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

The Debtors have prepared the amended MORs to amend the previously filed monthly operating reports for the reporting period ended December 31, 2025, for the following Debtors:

Debtor	EIN	Prior Monthly Operating Report
Office Properties Income Trust	26-4273474	Docket No. 701
OPI 25 Exchange LLC	N/A	Docket No. 737
OPI BND Properties LLC	99-1334959	Docket No. 740
OPI Notex Properties LLC	N/A	Docket No. 742

The amended MORs reflect interest expense adjustments, including the reclassification of certain interest to Office Properties Income Trust.

The following notes, statements, and limitations should be referred to, and referenced in connection with, any review of the MOR accompanying these global notes (the “Global Notes”).

1.	General Methodology. The Debtors are filing this MOR solely for the purpose of complying with the monthly reporting requirements of the Office of the United States Trustee for Region 7 (the “U.S. Trustee”) and applicable bankruptcy reporting guidelines. The financial and supplemental information contained in these Global Notes is unaudited, limited in scope, and is not prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) nor in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder, nor is it intended to fully reconcile to the consolidated financial statements prepared by the Debtors. These Global Notes contain information that is applicable to each MOR filed in the Chapter 11 Cases contemporaneously herewith. Accordingly, the financial information presented in the MORs is subject to further review, adjustment, and reclassification as additional information becomes available. This MOR should not be relied upon for valuation, investment, or any other purpose other than compliance with the applicable reporting guidelines noted above.

[1]	A complete list of the Debtors in the Chapter 11 Cases may be obtained on the website of the Debtors’ claims and noticing agent at https://restructuring.ra.kroll.com/OPI. The Debtors’ mailing address is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458-1634.

2.	Basis of Presentation. In preparing this MOR, the Debtors relied on financial data available from the books and records available to them at the time of such preparation, but this MOR and financial data do not reflect in all circumstances presentation for U.S. GAAP. Asset values reflected in this MOR are book values and not based upon any contemporaneous valuation. Although the Debtors made commercially reasonable efforts to ensure the accuracy and completeness of this MOR, inadvertent errors or omissions may exist. The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the results of operations, financial position and cash flows of the Debtors in the future. Each signatory to this MOR has necessarily relied upon the efforts, statements, advice and representations of personnel of the Debtors and the Debtors’ advisors and professionals. Each signatory has not (and could not have) personally verified the accuracy of each such statement, representation, and answer contained in this MOR.

3.	Reporting Period. Unless otherwise noted herein, this MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period. For purposes of this MOR for the reporting period ended December 31, 2025, the Debtors have included cash receipts and disbursements processed through January 2, 2026. The Debtors track and report cash activity on a week-end basis, and excluding the final two days of the week would be highly burdensome relative to the limited additional precision that would be achieved by such separation. Accordingly, all cash activity through the week ended January 2, 2026 has been included in this MOR, and such activity, when duplicative, will be excluded from the Debtors’ subsequent reporting period.

4.	Accuracy. The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

5.	Payment of Prepetition Claims Pursuant to First Day Orders. Pursuant to various "first day" orders and any supplements or amendments to such orders entered by the Bankruptcy Court (each, a “First Day Order,” and collectively, the “First Day Orders”), the Debtors and their estates are authorized or expect to be authorized to pay certain prepetition claims, including, without limitation:

a.	Essential Claims, as defined in the Final Order (I) Authorizing the Debtors to Pay Certain Prepetition Claims of (A) Health, Safety, and Environmental Providers, (B) Lien Claimants, and (C) 503(b)(9) Claimants; (II) Confirming Administrative Expense Priority of Outstanding Prepetition Orders; (III) Authorizing Financial Institutions to Honor and Process Related Checks and Transfers; and (IV) Granting Related Relief [Docket No. 440];

b.	Tenant Obligations, as defined in the Order (I) Authorizing the Debtors to Pay Tenant Obligations and (II) Granting Related Relief [Docket No. 92];

c.	Insurance Obligations, as defined in the Order (I) Authorizing Debtors to (A) Continue Insurance Programs, and (B) Pay All Obligations with Respect Thereto; and (II) Granting Related Relief [Docket No. 95];

d.	Taxes and Fees, as defined in the Order (I) Authorizing Debtors to Pay Certain Prepetition Taxes and Fees; and (II) Granting Related Relief [Docket No. 96];

e.	Adequate Assurance Deposits and Administrative Fees, as defined in the Order (I) Approving Debtors’ Proposed Form of Adequate Assurance of Payment to Utility Providers; (II) Establishing Procedures For Resolving Objections by Utility Providers; (III) Prohibiting Utility Providers From Altering, Refusing, or Discontinuing Service; and (IV) Granting Related Relief [Docket No. 97]; and

f.	Account Fees, as defined in the Final Order (I) Authorizing Debtors to (A) Continue Existing Cash Management System, (B) Maintain Existing Business Forms and Intercompany Arrangements, and (C) Continue Intercompany Transactions; and (II) Granting Related Relief [Docket No. 438] (the “Final Cash Management Order”).

If any payments were made following the commencement of the Chapter 11 Cases pursuant to the authority granted to the Debtors by the Bankruptcy Court under the First Day Orders, such payments have been included in this MOR unless otherwise noted.

6.	Liabilities Subject to Compromise. The amounts currently classified as liabilities subject to compromise reflect the accounting impact of ASC 852, Reorganizations, effective from the Petition Date. Following adoption of this accounting standard, certain prepetition liabilities have been reclassified and collated as a liability subject to compromise. The amounts currently classified as subject to compromise do not reflect the claimant value but reflects the best estimate as at the reporting date. When claims are received and reconciled, adjustments will be made prospectively.

7.	Reservation of Rights. The Debtors hereby reserve all rights to dispute the validity, status, enforceability, or executory nature of any claim amount, representation, or other statement in the MORs. The Debtors reserve all rights to amend or supplement the MORs in all respects, as may be necessary or appropriate, but shall be under no obligation to do so. Nothing contained in the MORs shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their Chapter 11 Cases.

8.	Insiders and Affiliates. In the circumstances where the MORs require information regarding “insiders” or “affiliates,” the Debtors may include information with respect to the individuals and entities whom the Debtors believe may be argued to fall within the definition of “insider” set forth in section 101(31) of the Bankruptcy Code or “affiliate” set forth in section 101(2) of the Bankruptcy Code, as applicable, during the relevant time periods. The listing or omission of a party as an “insider” or “affiliate” for the purposes of the MOR is for informational purposes and is not intended to be nor should be construed as an admission that those parties are insiders or affiliates for purposes of section 101(31) or 101(2), as applicable, of the Bankruptcy Code. Information regarding the individuals or entities listed as insiders or affiliates in the MORs may not be used for: (a) the purposes of determining (i) control of the Debtors; (ii) the extent to which any individual or entity exercised management responsibilities or functions; (iii) corporate decision-making authority over the Debtors; or (iv) whether such individual or entity (or the Debtors) could successfully argue that they are not an insider or affiliate under applicable law, including the Bankruptcy Code and federal securities laws, or with respect to any theories of liability or (b) any other purpose. Furthermore, certain of the individuals or entities identified as insiders or affiliates may not have been insiders or affiliates for the entirety of the twelve-month period before the Petition Date, but the Debtors have included them herein out of an abundance of caution. The Debtors reserve all rights with respect thereto. For the avoidance of doubt, the Debtors do not employ any employees.

9.	Specific MOR Disclosures.

Notes to Part 1: Cash Receipts and Disbursements

•	The Debtors use a consolidated cash management system through which the Debtors pay substantially all liabilities and expenses. A more complete description of the Debtors’ Cash Management System is set forth in the Emergency Motion of Debtors for Entry of Interim and Final Orders (I) Authorizing Debtors to (A) Continue Existing Cash Management System, (B) Maintain Existing Business Forms and Intercompany Arrangements, and (C) Continue Intercompany Transactions; and (II) Granting Related Relief [Docket No. 21] (the “Cash Management Motion”) filed on October 31, 2025.

•	Receipts primarily consist of rental income collections, supplemented by cash inflows from asset sales and from proceeds from financing activity reflected on the MOR of Debtor Office Properties Income Trust.

•	The Debtors have endeavored to allocate receipts and disbursements to the appropriate legal entity based on the underlying transaction, even if the associated cash flow occurred through a different Debtor’s bank account.

o	Rent and other receipts are attributed to the appropriate Debtor entity receiving the rent and other receipts, regardless of the receiving bank account.

o	Similarly, disbursements are attributed to the invoiced entity, irrespective of the entity making the payment.

•	Receipts and disbursements processed through Sonesta-controlled bank accounts, as described in the Cash Management Motion, are included in the cash receipts and disbursements calculations. However, because these bank accounts are not controlled by Debtor 20 Mass Ave TRS Inc., the related ending cash balances are excluded to reconcile to the Debtor’s book ending cash balance.

•	Disbursements related to professional fees that are transferred into the professional fee reserve account are included in cash disbursements at the time the amounts are transferred to such account. Notwithstanding the foregoing, such amounts remain included in the ending cash balance until ultimately disbursed from the professional fee reserve account.

•	Receipts and disbursements from non-Debtor entities have been excluded, even if such transactions pass through Debtor bank accounts, as they are not attributable to the Debtors. However, receipts and disbursements related to the Non-Debtor Mortgages, as defined in the Declaration of John R. Castellano in Support of Chapter 11 Petitions and First Day Relief [Docket No. 26] (the “First Day Declaration”), are included in the Cash and Cash Equivalents of Office Properties Income Trust.

•	Based on guidance received from the Office of the United States Trustee, reported cash receipts and disbursements should exclude intercompany transactions. Therefore, for those Debtors with net intercompany cash outflows or inflows during the reporting period, the ending cash balances reported on Form 11 MOR Part 1 may not equal the ending cash balances per the Debtors’ bank statements or the Debtors’ books and records.

Notes to Part 2: Asset and Liability Status

•	The amounts identified in Part 2 of this MOR are derived from the Debtors’ unaudited and estimated balance sheets. Please refer to the notes above for information regarding presentation and limitations that may exist in this MOR.

•	The funded secured and unsecured debt amounts identified in Part 2 of the MOR are derived from the Debtors’ unaudited and estimated balance sheets. Such amounts do not reflect the Debtors’ view as to the amount of any claim and the Debtors reserve all rights with respect to any asserted claim amounts. Accordingly, there may be differences between such amounts asserted in the MORs and any corresponding amounts stated in the Debtors’ statements of financial affairs and schedules of assets and liabilities.

•	While receipts and disbursements processed through Sonesta-controlled bank accounts are included in the cash activity for Debtor 20 Mass Ave TRS Inc., the balance sheet only includes the cumulative net income from the tenant hotel business once excess cash from the Sonesta-controlled bank accounts is transferred to Debtor 20 Mass Ave TRS Inc. as described in the Cash Management Motion pursuant to the Sonesta Management Agreement as defined in the First Day Declaration.

•	Amounts reported in “Liabilities Subject to Compromise” include intercompany balances. Intercompany balances have not been eliminated between Debtors for MOR reporting purposes.

Notes to Part 3: Assets Sold or Transferred

•	On November 10, 2025, the Debtors filed the Motion of Debtors for Entry of an Order (I) Authorizing and Approving Sale of Property, Free and Clear of All Liens, Claims and Interests, and Encumbrances, and (II) Granting Related Relief [Docket No. 177] (the “Tempe Sale Motion”).

•	On December 3, 2025, the Bankruptcy Court entered the Order (I) Authorizing and Approving Sale of Property, Free and Clear of All Liens, Claims and Interests, and Encumbrances, and (II) Granting Related Relief [Docket No. 241] (the “Tempe Sale Order”), which, among other things, authorized the Debtors to enter into the asset purchase agreement and consummate the transactions contemplated thereunder.

•	The transaction closed on December 19, 2025. In accordance with the Tempe Sale Order, proceeds from the sale have been received and deposited into a segregated account to be held pending further order of the Bankruptcy Court. The Purchase Price (as defined in the Tempe Sale Motion) for the property was approximately $10.7 million.

Notes to Part 4: Income Statement (Statement of Operations)

•	The income statement included in this MOR reflects month-to-date results. This clarification is provided for the avoidance of doubt.

•	While receipts and disbursements processed through Sonesta-controlled bank accounts are included in the cash activity for Debtor 20 Mass Ave TRS Inc., the income statement only includes the net gain/loss from the tenant hotel business once excess cash from the Sonesta-controlled bank accounts is transferred to Debtor 20 Mass Ave TRS Inc. as further described in the Cash Management Motion and the First Day Declaration.

•	Interest expense for month end December 31, 2025 includes a reclassification of certain interest from the Office Properties Income Trust level to the applicable debt silo, consistent with other silos. This results in a net negative interest expense of approximately $1.7 million at the Debtor Office Properties Income Trust for the period.

•	Please refer to the notes above for information about presentation and limitations that may exist in the MOR.

Notes to Part 5: Professional Fees

•	Debtor professional fees are recorded at the paying Debtor – Office Properties Income Trust - and are not further allocated to individual legal entities.

Notes to Part 6: Postpetition Taxes

•	In the ordinary course of business, the Debtors are obligated to pay, among other taxes, sales and use, property, and income taxes, and various other governmental charges, fees, and assessments (collectively, the “Taxes and Fees”).

•	The Debtors believe that they are current with respect to any postpetition Taxes and Fees that have come due.

Notes to Part 7: Questionnaire

•	7a – Payments on Prepetition Debt: As further described above, all payments made by the Debtors during the period were authorized under First Day Orders granted by the Bankruptcy Court.

•	7c – Payments to Insiders: The personnel and various services the Company requires to operate its business and properties are provided by The RMR Group LLC (“RMR”) pursuant to two agreements: a business management agreement (“RMR Management Agreement”) and a property management agreement (“RMR Property Management Agreement” and together, collectively, the “RMR Management Agreements”).

As described in more detail in the First Day Declaration, the Debtors pay RMR for business management fees, property management fees, construction management fees, payroll reimbursement and accounts payable funding, regionwide expenses, and certain operating reimbursements. As discussed above, the Debtors reserve all rights with respect to the determination or status of RMR, and any other individual or entity listed herein, as an “insider” as defined in section 101(13) of the Bankruptcy Code or an affiliate as defined in section 101(2) of the Bankruptcy Code. To the extent RMR is listed in the Payments to Insiders attachment, such inclusion is for informational purposes only and is not intended to be nor should be construed as an admission that RMR is an Insider for purposes of section 101(31) or 101(2), as applicable, of the Bankruptcy Code.

Additionally, as described in the First Day Declaration, the Debtors pay certain fees and reimbursements to Sonesta pursuant to the Sonesta Management Agreement. Accordingly, to the extent Sonesta is listed in the Payments to Insiders attachment, such inclusion is for informational purposes only and is not intended to be nor should be construed as an admission that Sonesta is an Insider for purposes of section 101(31) or 101(2), as applicable, of the Bankruptcy Code.

•	7g – Postpetition Borrowing: On November 5, 2025, the Bankruptcy Court entered the Interim Order Pursuant to Sections 105, 361, 362, 363, and 364 of the Bankruptcy Code and Rules 2002, 4001, 6004, and 9014 of the Federal Rules of Bankruptcy Procedure (I) Authorizing the Debtors to Use Cash Collateral and Obtain Secured Postpetition Financing; (II) Granting Liens and Superpriority Administrative Claims; (III) Providing Adequate Protection; (IV) Scheduling a Final Hearing; and (V) Granting Related Relief [Docket No. 150] (the “Interim DIP Order”) authorizing the Debtors to enter into the DIP Documents (as defined in the Interim DIP Order) and obtain post-petition borrowing thereunder. On November 6, 2025, in accordance with the Interim DIP Order, the Debtors drew $10 million under the DIP Facility, net any fees payable to the DIP Agent and the DIP Lenders (each as defined in the Interim DIP Order). The Debtors received $9.7 million on November 6, 2025, into their Segregated Account (as defined in the Interim DIP Order).

UST Form 11-MOR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT Southern DISTRICT OF Texas Houston In Re. Office Properties Income Trust Debtor(s) § § § § Case No. 25-90530 Lead Case No. 25-90530 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 12/31/2025 Petition Date: 10/30/2025 Months Pending: 2 Industry Classification: 5 3 1 1 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 0 Debtor's Full-Time Employees (as of date of order for relief): 0 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ Timothy A. (“Tad”) Davidson II 02/05/2026 Timothy A. (“Tad”) Davidson II 600 Travis Street, Suite 4200, Houston, TX 77002 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

Debtor's Name Office Properties Income Trust

Case No. 25-90530

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$30,184,432	
b.	Total receipts (net of transfers between accounts)	$30,224	$10,117,652
c.	Total disbursements (net of transfers between accounts)	$5,934,766	$7,788,862
d.	Cash balance end of month (a+b-c)	$24,279,890	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$5,934,766	$7,788,862

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ☑ Market ☐ Other ☐ (attach explanation))	$0
d	Total current assets	$26,616,275
e.	Total assets	$3,527,497,832
f.	Postpetition payables (excluding taxes)	$57,573,554
g.	Postpetition payables past due (excluding taxes)	$1,279
h.	Postpetition taxes payable	$212,834
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$57,786,388
k.	Prepetition secured debt	$1,309,358,645
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$2,768,538,339
n.	Total liabilities (debt) (j+k+l+m)	$4,135,683,372
o.	Ending equity/net worth (e-n)	$-608,185,540

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$0	
d.	Selling expenses	$0	
e.	General and administrative expenses	$910,589	
f.	Other expenses	$187,551	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$-1,718,539	
i.	Taxes (local, state, and federal)	$146,794	
j.	Reorganization items	$5,233,863	
k.	Profit (loss)	$-4,760,259	$-32,543,802

UST Form 11-MOR (12/01/2021) 2

Debtor's Name Office Properties Income Trust Case No. 25-90530

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*			$2,612,616	$2,612,616	$2,612,616	$2,612,616
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	Latham & Watkins LLP	Lead Counsel	$2,612,616	$2,612,616	$2,612,616	$2,612,616
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UST Form 11-MOR (12/01/2021) 3

UST Form 11-MOR (12/01/2021) 4 Debtor's Name Office Properties Income Trust Case No. 25-90530 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxviii

UST Form 11-MOR (12/01/2021) 5 Debtor's Name Office Properties Income Trust Case No. 25-90530 lxxix lxxx lxxxi lxxxii lxxxiii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv

UST Form 11-MOR (12/01/2021) 6 Debtor's Name Office Properties Income Trust Case No. 25-90530 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi

Debtor's Name Office Properties Income Trust Case No. 25-90530

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UST Form 11-MOR (12/01/2021) 7

Debtor's Name Office Properties Income Trust Case No. 25-90530

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c.	All professional fees and expenses (debtor & committees)			$2,612,616	$2,612,616	$2,612,616	$2,612,616

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)		Yes ○ No ●
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)		Yes ○ No ●
c.	Were any payments made to or on behalf of insiders?		Yes ● No ○
d.	Are you current on postpetition tax return filings?		Yes ● No ○
e.	Are you current on postpetition estimated tax payments?		Yes ● No ○
f.	Were all trust fund taxes remitted on a current basis?		Yes ● No ○
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)		Yes ● No ○
h.	Were all payments made to or on behalf of professionals approved by the court?		Yes ○ No ○ N/A ●
i.	Do you have:	Worker's compensation insurance?	Yes ○ No ●
		If yes, are your premiums current?	Yes ○ No ○ N/A ● (if no, see Instructions)
		Casualty/property insurance?	Yes ● No ○
		If yes, are your premiums current?	Yes ● No ○ N/A ○ (if no, see Instructions)
		General liability insurance?	Yes ● No ○
		If yes, are your premiums current?	Yes ● No ○ N/A ○ (if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?		Yes ○ No ●
k.	Has a disclosure statement been filed with the court?		Yes ○ No ●
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?		Yes ● No ○

UST Form 11-MOR (12/01/2021) 8

Debtor's Name Office Properties Income Trust Case No. 25-90530

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ◉
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ◉

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ John R. Castellano
Signature of Responsible Party

John R. Castellano
Printed Name of Responsible Party

Chief Restructuring Officer
Title

02/05/2026
Date

UST Form 11-MOR (12/01/2021) 9

Debtor's Name Office Properties Income Trust Case No. 25-90530

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UST Form 11-MOR (12/01/2021) 10

UST Form 11-MOR (12/01/2021) 11 Debtor's Name Office Properties Income Trust Case No. 25-90530 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50

UST Form 11-MOR (12/01/2021) 12 Debtor's Name Office Properties Income Trust Case No. 25-90530 PageFour PageThree

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: December 1, 2025 through December 31, 2025

Support Documentation to MOR - Amended
Balance Sheet by Legal Entity
For the period ended 12/31/2025

	Office Properties Income Trust Case No. 25-90530	OPI 25 Exchange LLC Case No. 25-90547	OPI BND Properties LLC Case No. 25-90574	OPI Notex Properties LLC Case No. 25-90550
Cash and cash equivalents	7,001,478	164,130	2,870,370	926,563
Restricted cash	19,614,797	-	-	-
Rents receivable	-	3,614,818	18,842,837	26,040,553
Total Current Assets	**26,616,275**	**3,778,948**	**21,713,206**	**26,967,117**
Land	-	*26,025,942*	*41,059,701*	*36,462,190*
Buildings and improvements	-	*45,649,641*	*276,983,461*	*211,268,777*
Accumulated depreciation	-	*(12,560,002)*	*(82,042,005)*	*(52,800,455)*
Real estate properties (net)	-	59,115,581	236,001,157	194,930,512
Due from related parties	14,755,910	38,680,033	133,182,203	120,445,440
Deferred leasing costs (net)	-	1,912,859	14,658,102	20,228,871
Acquired real estate leases - net	-	699,593	3,719,814	12,512,053
Other assets (net)	3,486,125,647	(73,076,017)	(283,972,409)	(302,797,929)
Total Assets	**3,527,497,832**	**31,110,997**	**125,302,073**	**72,286,064**
Accounts payable and other liabilities	47,561,388	860,922	10,583,069	21,062,017
Due to related parties	-	9,432,177	2,423,546	5,409,257
Assumed real estate lease obligations (net)	-	-	-	121,627
Secured debt (net)	*291,590,645*	-	-	-
Liabilities subject to compromise	3,796,531,339	25,781	840,269	1,780,252
Total Liabilities	**4,135,683,371**	**10,318,880**	**13,846,884**	**28,373,153**
Common shares of beneficial interest	739,411	-	-	-
Additional paid in capital	2,658,470,886	-	-	-
Cumulative net income	(1,797,480,039)	20,792,117	111,455,189	43,912,911
Cumulative common distributions	(1,469,915,797)	-	-	-
Total Shareholders' Equity	**(608,185,539)**	**20,792,117**	**111,455,189**	**43,912,911**
Total Liabilities and Shareholders' Equity	**3,527,497,832**	**31,110,997**	**125,302,073**	**72,286,064**

United States Bankruptcy Court Southern District of Texas Houston Division In re: Case No. 25-90530 (CML) Office Properties Income Trust, et al. Reporting Period: December 1, 2025 through December 31, 2025 Debtors Support Documentation to MOR - Amended Income Statement by Legal Entity For the period 12/1/2025 through 12/31/2025 Office Properties Income Trust OPI BND Properties LLC Case No. 25-90530 Case No. 25-90574 Rental Income - 3,462,928 Real estate taxes - (295,993) Utility expenses - (112,249) Other operating expenses 1,258 (822,842) Depreciation and amortization - (1,236,527) Transaction related costs (187,551) - General and administrative (911,847) (83,881) Total Expenses (1,098,140) (2,551,492) Operating Income (1,098,140) 911,436 Gain/loss on sale of real estate - - Interest and other income 50,554 2,306 Interest expense 1,667,985 (4,500,000) Reorganization Items, net (5,233,863) (2,058,889) Income tax (expense) benefit (146,794) - Equity in net losses of investees - - Net income (loss) available for common shareholders (4,760,259) (5,645,147)